Exhibit 99.1

Cycurion, Inc. Awarded Statewide Management Consulting Services Term Contract by the Florida Department of Management Services
MCLEAN, Va., Dec. 02, 2025 (GLOBE NEWSWIRE) -- Cycurion, Inc. ("Cycurion" or the "Company") (NASDAQ: CYCU), a publicly traded leader in technology and staffing solutions for the public sector, is proud to announce that it has been officially awarded a position on the State of Florida’s Management Consulting Services State Term Contract, as outlined in RFP No. 25-80101500-RFP-V2, issued by the Florida Department of Management Services (DMS). This award positions Cycurion as an approved vendor eligible to provide expert management consulting services to state agencies and all Eligible Users across Florida.
The intent of the DMS procurement is to establish a multiple-award, statewide term contract that enables Florida public sector customers to issue requests for quote (RFQs) directly to qualified contractors with proven capabilities in management consulting. The contract replaces the previous statewide agreement, which supported Florida’s approximately $90 million in annual spend in FY 2023–2024.

“Cycurion is honored to be selected for this critical statewide contract,” said Kevin Kelly, CEO at Cycurion. “The State of Florida has made clear its commitment to ensuring that agencies have access to high-quality consulting expertise that advances operational excellence, modernization, and improved services for citizens. Cycurion is proud to support that mission.”

Under the terms of the statewide contract, Cycurion may deliver services aligned with the Management Consulting Services Scope of Work, including strategic planning, program management, organizational assessments, process improvement, policy analysis, and other advisory and consulting services.

The RFP emphasizes the State’s goal of ensuring broad service coverage across Florida and providing agencies with streamlined access to experienced consulting partners. Through this award, Cycurion has the opportunity to bring its extensive government consulting expertise, operational insight, and commitment to service delivery excellence to support Florida agencies statewide.

“This award reflects our trusted track record and our dedication to partnering with government customers,” Kelly added. “We look forward to supporting the State’s consulting needs and delivering measurable, high-value outcomes across Florida’s public sector.”

The Florida Department of Management Services will oversee this statewide contract to ensure compliance, performance quality, and vendor accountability throughout the term.

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com
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